Exhibit (m)(iv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg SK

                                 EXHIBIT D
                                   to the
                             Distribution Plan

                                Riggs Funds

                        RIGGS LARGE CAP GROWTH FUND
                                CLASS B SHARES

                      RIGGS STYLE MANAGED EQUITY FUND
                                CLASS B SHARES

      This Distribution Plan is adopted by Riggs Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class B Shares of Riggs Large Cap Growth Fund and Riggs Style Managed Equity Fund held during the month.

      Witness the due execution hereof this 1st day of September, 1999.

                                   RIGGS FUNDS

                                    By:  /S/ JOSEPH S. MACHI
                                       ---------------------------------
                                    Name:  Joseph S. Machi
                                    Title:  Vice President

                                 EXHIBIT E
                                   to the
                             Distribution Plan

                                Riggs Funds

                              RIGGS BOND FUND
                                CLASS R SHARES

                   RIGGS INTERMEDIATE TAX FREE BOND FUND
                                CLASS R SHARES

                        RIGGS LARGE CAP GROWTH FUND
                                CLASS R SHARES

                     RIGGS LONG TERM TAX FREE BOND FUND
                                CLASS R SHARES

                      RIGGS STYLE MANAGED EQUITY FUND
                                CLASS R SHARES

      This Distribution Plan is adopted by Riggs Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class R Shares of Riggs Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Large Cap Growth Fund, Riggs Long Term Tax Free Bond Fund, and Riggs Style Managed Equity Fund held during the month.

      Witness the due execution hereof this 1st day of September, 1999.

                                   RIGGS FUNDS

                                    By:  /S/ JOSEPH S. MACHI
                                       ---------------------------------
                                    Name:  Joseph S. Machi
                                    Title:  Vice President